UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 29, 2004

                                Jove Corporation
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)



            Michigan                   0-12123               38-2459626
           ---------                  --------               ----------
 (State or other jurisdiction of  (Commission File Number)  (IRS Employer
  incorporation or jurisdiction)                          Identification Number)



                     3220 Coolidge, Berkley, Michigan       48072
                     ---------------------------------      ------
                  (Address of principal executive office) (Zip Code)

         Registrant's telephone number, including area code: (248) 542-6111


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
        230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01.        Completion of Acquisition or Disposition of Assets.

Acquisition of West Pier Corporation and Michigan Business Development Company

On December 30, 2004, Jove Corporation closed the acquisition of 100% of the common stock of West Pier Corporation and approximately 88.5% of the common stock of Michigan Business Development Company, formerly known as Michigan BIDCO, Inc. ("MBDC"). We had previously acquired 100% of the outstanding preferred stock of MBDC in March 2004.

On January 5, 2005, we filed a Current Report on Form 8-K reporting that we had completed the acquisition of West Pier and MBDC and that the financial statements and pro forma financial information required under Item 9.01 would be filed no later than March 17, 2005. This Amendment No. 1 to the Current Report on Form 8-K contains the required financial statements and pro forma financial information.

The description of the acquisition of West Pier and MBDC contained in this Item
2.01 is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement dated March 24, 2004, by and among Jove Corporation and the shareholders of MBDC and West Pier, which was filed as Exhibit 2.1 to the original Form 8-K and is incorporated by reference herein.

Item 9.01.        Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

Audited financial statements of Michigan Business Development Company (formerly Michigan BIDCO, Inc.) at December 31, 2003 and 2002, and for each of the two years in the period ended December 31, 2003, and the notes related thereto.

Unaudited balance sheet of Michigan Business Development Company (formerly Michigan BIDCO, Inc.) at September 30, 2004 and 2003, and the related unaudited statements of operations and cash flows for the nine month periods ended September 30, 2004 and 2003.

Audited financial statements of West Pier Corporation at December 31, 2003 and 2002, and for each of the two years in the period ended December 31, 2003, and the notes related thereto.

Unaudited balance sheet of West Pier Corporation at September 30, 2004 and 2003, and the related unaudited statements of operations and cash flows for the nine month periods ended September 30, 2004 and 2003.

(b)         Pro Forma Financial Information.

Unaudited pro-forma condensed consolidated balance sheet as of December 31, 2003, and September 30, 2004.

Unaudited pro-forma condensed consolidated statements of operations for the year ended December 31, 2003 and for the nine months ended September 30, 2004.

Notes to unaudited pro-forma condensed consolidated financial statements.

(c)         Exhibits

Exhibit
Number         Description

2.1*           Purchase and Sale Agreement  dated March 24, 2004, by and among the  registrant and the  shareholders of Michigan Business
               Development Company and West Pier Corporation
10.13*         Stock Transfer Agreement dated March 24, 2004, among the
               registrant, Lyre, LLC, CCG Partners, LLC, and the shareholders of
               Michigan Business Development Company and West Pier Corporation
10.14*         Preferred Stock Purchase Agreement dated March 24, 2004, between the registrant and University Bank
10.15(a)*      Contingent and Unsecured Promissory Note dated March 24, 2004, in the principal amount of $308,450.82, issued to Stephen Lange
               Ranzini
10.15(b)*      Contingent  and  Unsecured  Promissory  Note  dated  March 24,
               2004,  in the principal amount of $369,685.25, issued to Clare
               Family Trust
10.15(c)*      Contingent  and  Unsecured  Promissory  Note  dated  March  24,
               2004,  in the  principal  amount  of $32,609.08, issued to
               Mildred Lange Ranzini
10.15(d)*      Contingent and Unsecured Promissory Note dated March 24, 2004, in the principal amount of $213,100.85, issued to Mildred Lange
               Ranzini Trust
10.16*         Promissory Note dated March 24, 2004, in the principal amount of
               $600,000, issued to University Bank
10.17*         Security Agreement dated March 24, 2004, between the registrant, as debtor, and University Bank, as secured party
10.18*         Promissory Note dated December 29, 2004, in the principal amount of $322,429.47, issued to Stephen Lange Ranzini, Joseph Lange
               Ranzini, and Angela Ranzini
99.1           Audited financial statements of Michigan Business Development
               Company (formerly Michigan BIDCO, Inc.) at December 31, 2003 and
               2002, and for each of the two years in the period ended December
               31, 2003, and the notes related thereto.
99.2           Unaudited balance sheet of Michigan Business Development Company
               (formerly Michigan BIDCO, Inc.) at September 30, 2004 and 2003,
               and the related unaudited statements of operations and cash flows for the nine month periods ended September 30, 2004 and 2003.
99.3           Audited financial statements of West Pier Corporation at December
               31, 2003 and 2002, and for each of the two years in the period ended December 31, 2003, and the notes related thereto.
99.4           Unaudited balance sheet of West Pier Corporation at September 30,
               2004 and 2003, and the related unaudited statements of operations and cash flows for the nine month periods ended September 30,
               2004 and 2003.
99.5           Unaudited pro-forma condensed consolidated balance sheet as of
               December 31, 2003, and September 30, 2004.
               Unaudited pro-forma condensed  consolidated  statements of operations for the year ended December 31, 2003 and for the nine months ended September 30, 2004.
               Notes to unaudited pro-forma condensed consolidated financial statements.
--------------
*  Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JOVE CORPORATION


Dated:  May 13, 2005                 By:  /s/ Clifton S. Crockatt
                                     -------------------------------------
                                     Clifton S. Crockatt
                                     President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number         Description

2.1*           Purchase and Sale Agreement  dated March 24, 2004, by and among the  registrant and the  shareholders of Michigan Business
               Development Company and West Pier Corporation
10.13*         Stock Transfer Agreement dated March 24, 2004, among the
               registrant, Lyre, LLC, CCG Partners, LLC, and the shareholders of
               Michigan Business Development Company and West Pier Corporation
10.14*         Preferred Stock Purchase Agreement dated March 24, 2004, between the registrant and University Bank
10.15(a)*      Contingent and Unsecured Promissory Note dated March 24, 2004, in the principal amount of $308,450.82, issued to Stephen Lange
               Ranzini
10.15(b)*      Contingent  and  Unsecured  Promissory  Note  dated  March  24,
               2004,  in the  principal  amount  of $369,685.25, issued to Clare
               Family Trust
10.15(c)*      Contingent  and  Unsecured  Promissory  Note  dated  March  24,
               2004,  in the  principal  amount of $32,609.08, issued to
               Mildred Lange Ranzini
10.15(d)*      Contingent and Unsecured Promissory Note dated March 24, 2004, in the principal amount of $213,100.85, issued to Mildred Lange
               Ranzini Trust
10.16*         Promissory Note dated March 24, 2004, in the principal amount of
               $600,000, issued to University Bank
10.17*         Security Agreement dated March 24, 2004, between the registrant, as debtor, and University Bank, as secured party
10.18*         Promissory Note dated December 29, 2004, in the principal amount of $322,429.47,  issued to Stephen Lange Ranzini, Joseph Lange
               Ranzini, and Angela Ranzini
99.1           Audited financial statements of Michigan Business Development
               Company (formerly Michigan BIDCO, Inc.) at December 31, 2003 and
               2002, and for each of the two years in the period ended December
               31, 2003, and the notes related thereto.
99.2           Unaudited balance sheet of Michigan Business Development Company
               (formerly Michigan BIDCO, Inc.) at September 30, 2004 and 2003,
               and the related unaudited statements of operations and cash flows for the nine month periods ended September 30, 2004 and 2003.
99.3           Audited financial statements of West Pier Corporation at December
               31, 2003 and 2002, and for each of the two years in the period ended December 31, 2003, and the notes related thereto.
99.4           Unaudited balance sheet of West Pier Corporation at September 30,
               2004 and 2003, and the related unaudited statements of operations and cash flows for the nine month periods ended September 30,
               2004 and 2003.
99.5           Unaudited pro-forma condensed  consolidated balance sheet as of
               December 31,  2003, and September 30, 2004.
               Unaudited pro-forma condensed  consolidated  statements of operations for the year ended December 31, 2003 and for the nine months ended September 30, 2004.
               Notes to unaudited pro-forma condensed consolidated financial statements.
--------------
*  Previously filed.

                                                                 EXHIBIT 99.1


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Shareholders
Michigan BIDCO, Inc.
Ann Arbor, Michigan


We have audited the accompanying balance sheet of Michigan BIDCO, Inc. as of December 31, 2003, including the schedules of investments in loans and securities, and the related statements of operations and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Michigan BIDCO, Inc. as of December 31, 2002 were audited by other auditors, whose opinion dated March 23, 2003 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Michigan BIDCO, Inc. as of December 31, 2003 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Virchow, Krause & Company, LLP


Bingham Farms, Michigan
March 17, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Shareholders and Board of Directors
Michigan BIDCO, Inc.

We have audited the balance sheet of Michigan BIDCO, Inc as of December 31, 2002, including the schedules of investments in loans and securities, and the related statements of operations and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America as established by the Auditing Standards Board of the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Michigan BIDCO, Inc. as of December 31, 2002 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Grant Thornton LLP


Southfield, Michigan
March 21, 2003

                              MICHIGAN BIDCO, INC.

                                 BALANCE SHEETS
                           December 31, 2003 and 2002


                                     ASSETS

                                                 December 31,      December 31,
                                                     2003             2002
                                                --------------- --------------

Cash                                            $       1,833     $    41,702
Other receivables                                     222,389             102
Corporate stock                                          -            572,679
Loans receivable                                      130,848         628,457
Furniture and equipment                                  -              8,658
Deferred income taxes                                    -            131,400
Accrued interest receivable                              -             80,177
Real estate investment                                 90,960            -
Prepaid expenses                                        3,974             916
                                                 ------------    ------------
TOTAL ASSETS                                      $   450,004     $ 1,464,091
                                                 ============    ============


                      LIABILITIES AND STOCKHOLDERS' EQUITY


LIABILITIES
Accounts payable                                  $   189,629     $    30,340
Accrued expenses and other liabilities                 11,784            -
Federal income tax payable                               -            115,400
Loans payable - related party (Note 5)                 35,000            -
Dividend payable                                       90,000          45,000
                                                 ------------    ------------
     Total liabilities                                326,413         190,740
                                                 ------------    ------------

STOCKHOLDERS' EQUITY
Common stock, $1,000 stated value;
   Authorized, 60,000 shares
   Issued and outstanding, 754 shares                 754,000         754,000
Redeemable preferred stock, $1,000 stated value;
   Authorized and outstanding 600 shares in
   2003 and 2002; 7.5% cumulative dividend            600,000         600,000
Accumulated deficit                               (1,230,409)         (80,649)
                                                 ------------    ------------
Total stockholders' equity                           123,591        1,273,351
                                                 ------------    ------------
TOTAL LIABILITIES AND STOCKHOLDER EQUITY          $  450,004      $ 1,464,091
                                                 ============    ============

        See accompanyng notes to consolidated financial statements

                               MICHIGAN BIDCO, INC
                STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                 For the Years Ended December 31, 2003 and 2002

                                                 December 31,       December 31,
                                                   2003               2002
                                                ----------------  --------------
REVENUES

Market value adjustment on investments and loans $  (548,640)     $ (287,515)
Other investment gains (losses) (Note 7)            (568,880)         568,880
Net realized losses on sale of investment               -            (94,079)
Interest income                                        20,675         197,830
Other                                                  41,196           3,848
                                                 ------------    ------------
         Total revenues                           (1,055,649)         388,964

EXPENSES

 General and administrative                            39,111         148,116
                                                 ------------    ------------
INCOME (LOSS) BEFORE FEDERAL INCOME TAXES         (1,094,760)         240,848

FEDERAL INCOME TAX EXPENSE (Note 3)                    10,000            -
                                                 ------------    ------------
NET INCOME (LOSS)                                $ (1,104,760)     $  240,848

Preferred dividend                                     45,000          45,000

Net income (loss) applicable to common shares   $ (1,149,760)      $  195,848
                                                 ============    ============
Net income (loss) per common share - basic
 and diluted                                    $  (1,524.88)      $ (259.75)
                                                 ============    ============


Weighted average common shares outstanding                754             754
                                                 ============    ============


ACCUMULATED DEFICIT
Balance at beginning of year                  $       (80,649)  $   (276,497)
Net income (loss)                                  (1,104,760)        240,848
Preferred dividend                                    (45,000)       (45,000)
                                                 ------------    ------------
Balance at end of year                        $   (1,230,409)   $    (80,649)
                                                 ============    =============


        See accompanyng notes to consolidated financial statements


                               MICHIGAN BIDCO, INC
                            STATEMENTS OF CASH FLOWS
                 For the Years Ended December 31, 2003 and 2002

                                                                                  December 31,     December 31,
                                                                                      2003            2002
                                                                                  -------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                               $  (1,104,760)    $     240,848
Adjustments to reconcile net income (loss) to net cash provided by (used in)
  operating activities:
     Depreciation and amortization                                                         17            12,741
     Deferred income tax expense (benefit)                                            131,400         (131,400)
     Market value adjustment on investment and loans                                  397,911           287,515
     Net gain on disposal of property and equipment                                   (2,459)              -
     Other investment (gain) loss                                                     568,880         (568,880)
     Net realized gains on sale of securities                                            -               94,079
Changes in operating assets and liabilities:
     (Increase) in other and accrued interest receivables                           (142,110)          (73,650)
     Decrease (increase) in prepaid expenses                                          (3,058)            17,691
     Increase (decrease) in accounts payable                                          159,289          (13,200)
     Increase (decrease) in accrued expenses and other liabilities                     11,784             -
     Decrease (increase) in income tax payable                                      (115,400)           115,400
                                                                                 ------------      ------------
           Net cash (used in) operating activities                                   (98,506)          (18,856)
                                                                                 ------------      ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets                                                           11,099             -
Payments for investments                                                                 -              (94,079)
Cash received from loans                                                               12,538             36,531
                                                                                 ------------      ------------
           Net cash provided by (used in) investing activities                         23,637           (57,548)
                                                                                 ------------      ------------

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from loan payable - related party                                              35,000             -
                                                                                 ------------      ------------

Net decrease in cash                                                                  (39,869)          (76,404)
Cash at beginning of year                                                               41,702           118,106
                                                                                 ------------      -------------
Cash at end of year                                                             $        1,833    $       41,702
                                                                                 =============     =============

             SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING ACTIVITIES

During 2002, BIDCO acquired 28,444 shares of InterComputer, Inc., in exchange for software, intellectual property rights and patents applied for valued at $568,880.

During 2003, BIDCO acquired real estate in the foreclosure of Escanaba Paper Converting Company. The real estate is currently valued at $90,460.

During 2003, BIDCO wrote off its investment of $568,880 in InterComputer, Inc.

        See accompanyng notes to consolidated financial statements

                              MICHIGAN BIDCO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

This Summary of Significant Accounting Policies of Michigan BIDCO, Inc. ("BIDCO") is presented to assist in understanding BIDCO's financial statements. The financial statements and notes are representations of BIDCO's management, who are responsible for the integrity and objectivity of such financial statements. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

NATURE OF OPERATIONS

BIDCO, which began operations on May 17, 1993, was incorporated for the purpose of providing financing to small businesses located in Michigan for the purpose of creating business and industrial development.

BIDCO is a business and industrial development company with offices in Ann Arbor and Traverse City, Michigan. BIDCO makes risk-oriented investments in the form of loans or direct equity investment, or a combination thereof, to businesses located in Michigan. Although BIDCO focused its lending efforts in northern Michigan during the first two years of its operations, investment into southern Michigan will be an increasingly important focus of BIDCO's future business development plan.

INVESTMENT COMPANY METHOD

The financial statements of BIDCO are presented using the investment company method and, accordingly, investments in stocks, limited liability companies and loans ("Investments") are reported at fair value. BIDCO typically invests in companies for which current market quotations are not readily available; therefore, management estimates the fair value of investments on a quarterly basis and the Board of Directors approves the fair value estimates. In deriving its estimates, management reviews the financial condition and operating performance of the investee companies, as well as performance of the investee companies with their contractual arrangements with BIDCO. The fair value of investments is then estimated by use of operating cash flow multiples applicable to a company's industry, discounted cash flow analysis, and other valuation techniques. Management and the Board of Directors believe the procedures used and assumptions made are reasonable in the circumstances; however, the fair value estimates may differ significantly from the values that would have been used had current market quotations been available. Investments at December 31, 2003 and 2002 were as follows:

                                           2003                                2002
                                 -----------------------------       ------------------------
                                      Cost            Fair Value          Cost         Fair Value
                                   ----------        -----------       -----------   ------------
  Investments in securities      $     -          $       -           $  1,372,392     $   572,679
                                 ==============   ===============   ===============  ===============

REAL ESTATE INVESTMENT

Real estate investment consists of property acquired as a result of the foreclosure of a loan to Escanaba Paper Converting Company, LLC. Real estate investment is valued at the lower of cost or estimated net realizable value at December 31, 2003 and 2002.

REDEEMABLE PREFERRED STOCK

BIDCO issued shares of redeemable preferred stock to University Bank in 2001 in exchange for 280 shares of BIDCO common stock, which represented 27.08% of BIDCO's outstanding common stock. Cumulative dividends are paid at the rate of 7.5% per annum. Unpaid cumulative dividends totaled $90,000 and $45,000 at December 31, 2003 and 2002, respectively. The preferred shares are redeemable by BIDCO as excess cash is available in $1,000 increments. Excess cash is defined as working capital in excess of $50,000. The preferred shares must be redeemed no later than December 31, 2004. In the event that BIDCO does not have sufficient working capital to redeem the shares and cumulative dividends, BIDCO common shareholders have agreed to invest the funds required. See Note 2.

USE OF ESTIMATES

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. The primary estimates incorporated into these financial statements, which are more susceptible to change in the near term, are the fair value of BIDCO's investments in loans and securities.

EARNINGS PER SHARE

Earnings per share are based upon the weighted average shares outstanding. There were 754 shares of common stock outstanding for the years ended December 31, 2003 and 2002.

INTEREST INCOME

Interest on loans is accrued over the term of the loan based on the amount of principal outstanding. Where serious doubt exists as to the collectibility of a loan, the accrual of interest is discontinued, and the fair value of the loan is reduced. The following table represents non-accrual status loans at December 31, 2003 and 2002. During the year ended December 31, 2003 and 2002, there was no cash received related to these loans. The average value of these loans approximates the ending value at December 31, 2003 and 2002:

                                                     2003                                 2002
                                           -----------------------------       ------------------------
                                           Cost              Fair Value             Cost        Fair Value
                                         ----------        -----------         -----------   -----------
Total  non-accrual status loans        $    712,180    $    130,848       $    791,076    $    160,380


BASIS OF ACCOUNTING

BIDCO uses the accrual method of accounting for financial statement reporting.

CASH AND CASH EQUIVALENTS

For purposes of reporting cash flows, BIDCO considers all cash accounts and all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

FURNITURE, FIXTURES AND EQUIPMENT

Furniture, fixtures and equipment are stated at cost less allowance for depreciation. The total cost of furniture, fixtures and equipment was $71,636 at December 31, 2003 and 2002. Total accumulated depreciation of furniture, fixtures and equipment was $71,636 and $71,619 at December 31, 2003 and 2002, respectively. Expenditures for normal repairs and maintenance are charged to operations as they are incurred. Depreciation is calculated using the MACRS method over the estimated useful lives (5-7 years) of the related assets. Total depreciation expense for the years ended December 31, 2003 and 2002 was $17 and $12,741, respectively.

INCOME TAXES

Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," (SFAS 109) requires that deferred income taxes reflect the tax consequences on future years of differences between the tax basis of assets and liabilities and their basis for financial reporting purposes. In addition, SFAS 109 requires the recognition of future tax benefits, such as net operating loss carryforwards, to the extent that realization of such benefits are more likely than not.

RECLASSIFICATIONS

Certain amounts in 2002 financial statements have been reclassified to conform to the 2003 presentation.

FAIR VALUE OF FINACIAL INSTRUMENTS

For certain of BIDCO's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and other accrued liabilities, the carrying amounts approximate fair value due to their short maturity. Long-term fixed rate notes are carried at amounts that approximate fair value.

NEW ACCOUNTING PRONOUNCEMENTS

In April 2002, Financial Accounting Standards Board (FASB) issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections," effective for fiscal years beginning after May 15, 2002. The adoption of SFAS No. 145 did not have a material effect on BIDCO's consolidated financial statements.

In June 2002, FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires the recognition of a liability for a cost associated with an exit or disposal activity when the liability is incurred versus the date BIDCO commits to an exit plan. In addition, SFAS No. 146 states the liability should be initially measured at fair value. The requirements of SFAS No. 146 are effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 did not have a material effect on BIDCO's consolidated financial statements.

In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 clarifies the requirements for a guarantor's accounting for and disclosure of certain guarantees issued and outstanding. The initial recognition and initial measurement provisions of FIN 45 are applicable to guarantees issued or modified after December 31, 2002. The disclosure requirements of FIN 45 are effective for financial statements for periods ending after December 15, 2002. The adoption of FIN 45 did not have a material effect on BIDCO's consolidated financial statements.

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 is an amendment to SFAS No. 123 providing alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation and also provides required additional disclosures about the method of accounting for stock-based employee compensation. The amendments are effective for financial statements for fiscal years ending after December 15, 2002 and for the interim periods beginning after December 15, 2002. The adoption of SFAS No. 148 did not have a material effect on BIDCO's consolidated financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46). FIN 46 states that companies that have exposure to the economic risks and potential rewards from another entity's assets and activities and have a controlling financial interest in a variable interest entity should consolidate the entity, despite the absence of clear control through a voting equity interest. The consolidation requirements apply to all variable interest entities created after January 31, 2003. For variable interest entities that existed prior to February 1, 2003, the consolidation requirements are effective for annual or interim periods beginning after December 15, 2004. Disclosure of significant variable interest entities is required in all financial statements issued after January 31, 2003, regardless of when the variable interest was created. BIDCO does not expect the adoption of FIN 46 to have a material effect on BIDCO's consolidated financial statements as they do not have any variable interest entities.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," effective for contracts entered into or modified after June 30, 2003. This amendment clarifies when a contract meets the characteristics of a derivative, clarifies when a derivative contains a financing component and amends certain other existing pronouncements. The adoption of SFAS No. 149 did not have a material effect on BIDCO's consolidated financial statements.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. SFAS No. 150 requires the classification as a liability of any financial instruments with a mandatory redemption feature, an obligation to repurchase equity shares, or a conditional obligation based on the issuance of a variable number of its equity shares. BIDCO does not have any financial instruments as defined by SFAS No. 150. The adoption of SFAS No. 150 did not have a material effect on BIDCO's consolidated financial statements.

NOTE 2 - RELATED PARTY TRANSACTIONS

BIDCO maintains cash balances at University Bank, which is the preferred shareholder of BIDCO as of December 31, 2003. The amounts on deposit at University Bank on December 31, 2003 and 2002 were $5,508 and $41,702, respectively. BIDCO's deposits are insured by the FDIC up to $100,000.

During 1995 and 1996, BIDCO donated $300,000 to Northern Michigan Foundation (the "Foundation") to provide the initial capital of the Foundation in order to qualify it to become an intermediary lender under the U.S. RECDS Intermediary Relending Program. As a result of its capitalization by BIDCO, the Foundation was able to borrow a total of $2,000,000 from the U.S RECDS at 1% interest with a 30 year term. The management of BIDCO and the Foundation are substantially identical, but the Boards of Directors are not. The Foundation reimburses BIDCO for management services under an agreement. BIDCO anticipates that on an ongoing basis a portion of its overhead will be borne by the Foundation. During 2003 and 2002, the Foundation reimbursed BIDCO $48,000 for each year. BIDCO participates in several loans originated by the Foundation.

University Bank owns 600 shares of BIDCO's preferred stock. BIDCO's Chairman of the Board, President, and Treasurer also is President and Chairman of University Bank.

The Chairman of the Board, President and Treasurer of BIDCO is also the Chairman of InterComputer, Inc. In 2002, BIDCO acquired a 28.4% ownership interest in InterComputer, Inc. in exchange for software, intellectual rights and patents applied for covering a proprietary email based payment system.

NOTE 3 - INCOME TAXES

Federal income tax consists of the following amounts:

                                                 2003            2002
                                          --------------   -------------
Current expense                            $   (121,400)    $   131,400
Deferred expense                               (217,934)       (131,400)
Change in valuation allowance                    349,334           -
                                          --------------   -------------
                                           $      10,000    $      -
                                          ==============   =============

The net deferred tax asset (liability) at December 31, 2003 and 2002 is comprised of the following:

                                                 2003            2002
                                          --------------   -------------
Net operating loss carryforward            $      95,000    $      -
Valuation adjustment on loans
 and investments                                 465,000         711,679
Basis in limited liability company                  _           (376,462)
                                          --------------   -------------
Deferred tax assets                              560,000         342,066
Valuation allowance of deferred tax asset       (560,000)       (210,666)
                                          --------------   -------------
Net deferred tax assets                    $        -       $    131,400
                                          ==============   =============

At December 31, 2003, BIDCO has net operating loss carryforwards of approximately $279,000 available to offset future taxable income expiring between 2004 and 2023. Utilization of net operating losses is subject to limitation should there be a change of control as defined in the Internal Revenue Code.

The difference between the financial statement tax expense and amounts computed by applying the statutory federal rate of 34% to pretax income is reconciled as follows:

                                                  2003             2002
                                              --------------   -------------
Statutory rate applied to income before taxes  $  (372,218)    $   81,888
Effect of valuation allowance and other            382,218        (81,888)
                                              -------------   ------------
                                               $     10,000    $    -0-
                                              =============   ============

NOTE 4 - COMMITMENTS AND CONTINGENCIES

Loan commitments (including unused lines of credit and letters of credit) are made to accommodate the financial needs of BIDCO's customers. The commitments have credit risk essentially the same as that involved in extending loans to other customers, and are subject to BIDCO's normal credit policies and collateral requirements. Loan commitments were $0 at both December 31, 2003 and 2002.

NOTE 5 - NOTES PAYABLE

                                                     2003             2002
                                                  ------------   ------------
Note payable, interest at 7.5% beginning January
1, 2004, demand note with no monthly payments     $    35,000    $      -0-
                                                 =============  ============

In August 2003, West Pier Corporation loaned $35,000 to BIDCO. The note is a demand note that bears interest at 7.5%. No monthly payments are required on the note. Stephan Lange Ranzini is President and shareholder of both BIDCO and West Pier Corporation.

NOTE 6 - SUBSEQUENT EVENTS

In August 2004, BIDCO obtained approval from the State of Michigan for the termination of BIDCO's license as a business and industrial development company under the laws of the State of Michigan so that BIDCO can proceed with the closing of its acquisition by Jove Corporation. Subsequent to December 31, 2003, the name of BIDCO was changed to Michigan Business Development Company, or "MBDC".

NOTE 7 - OTHER INVESTMENT GAINS/LOSSES

During the year ended December 31, 2002, BIDCO agreed to exchange software, intellectual property rights and patents applied for related to an email based payment system for 28,444 shares of InterComputer, Inc. valued at $568,880. As a result of this transaction, an investment gain was recorded in the amount of $568,880 and included in the statement of operations during the year ended December 31, 2002.

During the year ended December 31, 2003, BIDCO and InterComputer, Inc. terminated the above agreement and all claims between each company were released. As a result of this transaction, an investment loss was recorded in the amount of $568,880 and included in the statement of operations during the year ended December 31, 2003.




                              MICHIGAN BIDCO, INC.
                SCHEDULES OF INVESTMENTS IN LOANS AND SECURITIES
                           December 31, 2003 and 2002

                                                                     2003                          2002
                                                           ------------------------        ----------------------
                                                           Cost          Fair Value         Cost         Fair Value
                                                         -----------    ------------      ----------   ------------
INVESTMENTS IN COMMON STOCK
  28,444 shares of InterComputer, Inc. (1)            $       -         $      -        $   568,880    $    568,880


INVESTMENTS IN LIMITED LIABILITY COMPANIES
  Austin Trading Partners, LP (2)                             -                -            103,512           3,799
  Escanaba Paper Converting
    Company, LLC                                              -                -            700,000             -
                                                      -------------    ---------------  -----------    ------------
TOTAL INVESTMENTS IN SECURITIES                               -                -          1,372,392         572,679
                                                      -------------    ---------------  -----------    ------------

LOANS
  Active Homes - 12% (1)                                  712,180          130,848          607,552         455,664
  ART Services - 13% (3)                                     -                -               5,815           5,757
  Escanaba Paper Converting
    Company, LLC - 14% (4)                                   -                -             791,076         160,380
  Pere Marquette River Lodge (3)                             -                                6,723           6,656
                                                      -----------      ------------    ------------    ------------

TOTAL INVESTMENTS IN LOANS                                712,180          130,848        1,411,166         628,457
                                                      -----------      -----------     ------------    -------------

TOTAL INVESTMENTS IN LOANS AND SECURITIES              $  712,180      $   130,848      $ 2,783,558     $ 1,201,136
                                                      ===========      ===========     ============    ============
 --------------------------

(1) During the year ended December 31, 2003, the investment in InterComputer, Inc. and the loan to Active Homes were adjusted to net realizable value, which approximates fair market value.

(2) During the year ended December 31, 2003, the investment in Austin Trading Partners, LP was deemed worthless and the remaining balance was written off.

(3)   During the year ended December 31, 2003, these loans were repaid in full.

(4) During 2003, BIDCO acquired real estate as a result of the foreclosure of the Escanaba Paper Converting Company, LLC, loan. The real estate currently is valued at $90,460.

                                                                   EXHIBIT 99.2

                              MICHIGAN BIDCO, INC.
                            UNAUDITED BALANCE SHEETS
                           September 30, 2004 and 2003

                                     ASSETS

                                                September 30,      September 30,
                                                    2004                2003
                                               ---------------     ------------
Cash                                            $     1,679         $    1,912
Other  receivables                                  121,460               -
Accrued interest receivable                            -                   148
Loans receivable                                    130,848            626,522
Furniture and fixtures                                 -                 1,549
Deferred tax asset                                     -               125,400
Real estate investment                               90,960               -
Prepaid expenses                                        887              1,925
                                                 -----------        -----------
TOTAL ASSETS                                     $  345,834         $  757,456
                                                 ===========        ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Accounts payable                                 $   36,323         $    1,789
Loans payable - related party (Note 4)              219,936             35,000
Dividend payable                                       -                67,500
Income tax payable                                     -               115,400
Accrued expenses and other liabilities               11,295                400

         Total liabilities                          267,554            220,089

STOCKHOLDERS' EQUITY
Common stock, $1,000 stated value
    Authorized, 60,000 shares
    Issued and outstanding, 754 shares              754,000            754,000
Redeemable preferred stock, $1,000 stated
   value; authorized and outstanding 600 shares;
   7.5% cumulative dividend                         600,000            600,000
Accumulated deficit                              (1,275,720)          (816,633)
                                                 -----------        -----------
   Total stockholders' equity                        78,280            537,367
                                                 -----------        -----------
TOTAL LIABILITIES AND STOCKHOLDER EQUITY         $  345,834         $  757,456
                                                 ===========        ===========
 See accompanyng notes to consolidated financial statements

                               MICHIGAN BIDCO, INC
           UNAUDITED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                            For the nine months ended
                           September 30, 2004 and 2003


                                         September 30,      September 30,
                                              2004               2003
                                          -------------      -----------
REVENUES

Other investment loss (Note 5)            $     -            $ (568,880)
Interest income                                    30            (28,380)
Other                                          36,000             68,671
                                           -----------        -----------
         Total revenues                        36,030           (528,589)

EXPENSES

General and administrative                     73,841             184,895
         Total expenses                        73,841             184,895

INCOME (LOSS) BEFORE FEDERAL INCOME TAXES     (37,811)           (713,484)

FEDERAL INCOME TAX EXPENSE                       -                  -


NET (LOSS)                                    (37,811)           (713,484)
                                            ===========        ===========
Net (loss) per common share - basic
and diluted                               $     (50.15)      $    (946.27)
                                            ===========        ===========
Weighted average common shares
  outstanding                                    754               754
                                            ===========        ===========

ACCUMULATED DEFICIT
Balance at beginning of year              $  (1,230,409)     $    (80,649)
Net loss                                        (37,811)         (713,484)
Preferred dividend                               (7,500)          (22,500)
                                            -----------        -----------
Balance at end of year                    $  (1,275,720)     $   (816,633)
                                            ===========        ===========


                               MICHIGAN BIDCO, INC

                       UNAUDITED STATEMENTS OF CASH FLOWS
                            For the nine months ended
                           September 30, 2004 and 2003

                                                                                      September 30,       September 30,
                                                                                          2004                 2003
                                                                                   ----------------       -------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                            $     (37,811)       $   (713,484)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
    operating activities:
    Depreciation and amortization                                                           -                      780
    Deferred income tax benefit                                                             -                    6,000
    Market value adjustment on investment loans                                             -                    5,734
    Net gain on disposal of property and equipment                                          -                   (2,171)
    Other investment loss                                                                   -                  568,880
Changes in operating assets and liabilities:
    Decrease in other and accrued interest receivables                                   100,929                80,131
    Decrease (increase) in prepaid expenses                                                3,087                (1,009)
    Increase (decrease) in accounts payable, accrued expenses and other
    liabilities                                                                           (243,795)            (28,151)
                                                                                        -----------         -----------
         Net cash (used in) operating activities                                          (177,590)            (83,290)
                                                                                        -----------         -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Proceeds from sale of assets                                                                -                    8,500
                                                                                        -----------         -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from long-term debt                                                                184,936              35,000
Preferred dividends paid                                                                     (7,500)                -
                                                                                        -----------         -----------
   Net cash provided by financing activities                                                177,436              35,000
                                                                                        -----------         -----------

Net decrease in cash                                                                          (154)            (39,790)
Cash at beginning of period                                                                   1,833              41,702
                                                                                        -----------         -----------

Cash at end of period                                                               $         1,679      $        1,912
                                                                                        ===========         ===========


 See accompanyng notes to consolidated financial statements

                              MICHIGAN BIDCO, INC.
                     UNAUDITED NOTES TO FINANCIAL STATEMENTS
                  For the nine months ended September 30, 2004

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

This Summary of Significant Accounting Policies of Michigan BIDCO, Inc. ("BIDCO") is presented to assist in understanding BIDCO's financial statements. The financial statements and notes are representations of BIDCO's management, who are responsible for the integrity and objectivity of such financial statements. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

NATURE OF OPERATIONS

BIDCO, which began operations on May 17, 1993, was incorporated for the purpose of providing financing to small businesses located in Michigan for the purpose of creating business and industrial development.

BIDCO is a business and industrial development company with offices in Ann Arbor and Traverse City, Michigan. BIDCO makes risk-oriented investments in the form of loans or direct equity investment, or a combination thereof, to businesses located in Michigan. Although BIDCO focused its lending efforts in northern Michigan during the first two years of its operations, investment into southern Michigan will be an increasingly important focus of BIDCO's future business development plan.

INVESTMENT COMPANY METHOD

The financial statements of BIDCO are presented using the investment company method and, accordingly, investments in stocks, limited liability companies and loans ("Investments") are reported at fair value. BIDCO typically invests in companies for which current market quotations are not readily available; therefore, management estimates the fair value of investments on a quarterly basis and the Board of Directors approves the fair value estimates. In deriving its estimates, management reviews the financial condition and operating performance of the investee companies, as well as performance of the investee companies with their contractual arrangements with BIDCO. The fair value of investments is then estimated by use of operating cash flow multiples applicable to a company's industry, discounted cash flow analysis, and other valuation techniques. Management and the Board of Directors believe the procedures used and assumptions made are reasonable in the circumstances; however, the fair value estimates may differ significantly from the values that would have been used had current market quotations been available. Investments at September 30, 2004 and 2003 were as follows:

                                                                      2004                          2003
                                                       ---------------------------      -------------------------
                                                           Cost          Fair Value         Cost         Fair Value
                                                         -----------    ------------      ----------   ------------
  Investments in securities                            $   712,180      $   130,848      $2,214,678     $   626,522
                                                       ===========      ===========      ==========     ===========

REAL ESTATE INVESTMENT

Real estate investment consists of property acquired as a result of the foreclosure of a loan to Escanaba Paper Converting Company, LLC. Real estate investment is valued at the lower of cost or estimated net realizable value at September 30, 2004 and 2003.

REDEEMABLE PREFERRED STOCK

BIDCO issued shares of redeemable preferred stock to University Bank in 2001 in exchange for 280 shares of BIDCO common stock, which represented 27.08% of BIDCO's outstanding common stock. Cumulative dividends are paid at the rate of 7.5% per annum. The preferred shares are redeemable by BIDCO as excess cash is available in $1,000 increments. Excess cash is defined as working capital in excess of $50,000. The preferred shares must be
                                       4
redeemed no later than December 31, 2004. In the event that BIDCO does not have sufficient working capital to redeem the shares and cumulative dividends, BIDCO common shareholders have agreed to invest the funds required. See Note 2.

USE OF ESTIMATES

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. The primary estimates incorporated into these financial statements, which are more susceptible to change in the near term, are the fair value of BIDCO's investments in loans and securities.

EARNINGS PER SHARE

Earnings per share are based upon the weighted average shares outstanding. There were 754 shares of common stock outstanding for the nine months ended September 30, 2004 and 2003.

INTEREST INCOME

Interest on loans is accrued over the term of the loan based on the amount of principal outstanding where serious doubt exists as to the collectibility of a loan, the accrual of interest is discontinued, and the fair value of the loan is reduced. The following table represents non-accrual status loans at September 30, 2004 and 2003. During the nine months ended September 30, 2004 and 2003, there was no cash received related to these loans. The average value of these loans approximates the ending value at September 30, 2004 and 2003:

                                             September 30, 2004                     September 30, 2003
                                       ---------------------------------         --------------------------
                                          Cost             Fair Value             Cost            Fair Value
                                      -----------         -----------           ----------       ------------
Total  non-accrual status loans     $     712,180        $     130,848       $     712,180       $    303,840
                                    ===============      ===============     ===============     ===============


BASIS OF ACCOUNTING

BIDCO uses the accrual method of accounting for financial statement reporting.

CASH AND CASH EQUIVALENTS

For purposes of reporting cash flows, BIDCO considers all cash accounts and all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

FURNITURE, FIXTURES AND EQUIPMENT

Furniture, fixtures and equipment are stated at cost less allowance for depreciation. Expenditures for normal repairs and maintenance are charged to operations as they are incurred. Depreciation is calculated using the MACRS method over the estimated useful lives (5-7 years) of the related assets. Total depreciation expense for the nine months ended September 30, 2004 and 2003 was $0 and $781, respectively.

INCOME TAXES

Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," (SFAS 109) requires that deferred income taxes reflect the tax consequences on future years of differences between the tax basis of assets and liabilities and their basis for financial reporting purposes. In addition, SFAS 109 requires the recognition of future tax benefits, such as net operating loss carryforwards, to the extent that realization of such benefits are more likely than not.

FAIR VALUE OF FINACIAL INSTRUMENTS

For certain of BIDCO's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and other accrued liabilities, the carrying amounts approximate fair value due to their short maturity. Long-term fixed rate notes are carried at amounts that approximate fair value.

NOTE 2 - RELATED PARTY TRANSACTIONS

BIDCO maintains cash balances at University Bank. The amounts on deposit at University Bank on September 30 2004 and 2003 were $1,679 and $1,902, respectively. BIDCO's deposits are insured by the FDIC up to $100,000.

During 1995 and 1996, BIDCO donated $300,000 to Northern Michigan Foundation (the "Foundation") to provide the initial capital of the Foundation in order to qualify it to become an intermediary lender under the U.S. RECDS Intermediary Relending Program. As a result of its capitalization by BIDCO, the Foundation was able to borrow a total of $2,000,000 from the U.S RECDS at 1% interest with a 30 year term. The management of BIDCO and the Foundation are substantially identical, but the Boards of Directors are not. The Foundation reimburses BIDCO for management services under an agreement. BIDCO anticipates that on an ongoing basis a portion of its overhead will be borne by the Foundation. The Foundation reimbursed BIDCO $36,000 and $41,500, respectively, during the nine months ended September 30, 2004 and 2003. BIDCO participates in several loans originated by the Foundation.

At January 1, 2004, University Bank owned 600 shares of BIDCO's preferred stock. On March 24, 2004, University Bank sold the preferred stock to Jove Corporation. BIDCO's Chairman of the Board, President, and Treasurer is the President and Chairman of University Bank and is Chairman of the Board of Jove Corporation.

The Chairman of the Board, President and Treasurer of BIDCO is also the Chairman of InterComputer, Inc. In 2002, BIDCO acquired a 28.4% ownership interest in InterComputer, Inc. in exchange for software, intellectual rights and patents applied for covering a proprietary email based payment system.

NOTE 3 - COMMITMENTS AND CONTINGENCIES

Loan commitments (including unused lines of credit and letters of credit) are made to accommodate the financial needs of BIDCO's customers. The commitments have credit risk essentially the same as that involved in extending loans to other customers, and are subject to BIDCO's normal credit policies and collateral requirements. Loan commitments were $0 at September 30, 2004 and 2003.

NOTE 4 - NOTES PAYABLE

                                                                                                September 30,
                                                                                             --------------------
                                                                                        2004                    2003
                                                                                     -----------              ----------
        Note payable, interest at 7.5% beginning January 1, 2004, demand
            note with no monthly payments                                            $   35,000               $ 35,000
        Note payable, interest at 7.5% per annum, no monthly payments
            required                                                                    184,986                    -
                                                                                     -----------              -----------
                                                                                     $  219,936               $  35,000
                                                                                     ===========              ===========


In August 2003, West Pier Corporation loaned $35,000 to BIDCO. The note is a demand note that bears interest at 7.5%. No monthly payments are required on the note. Stephan Lange Ranzini is President and shareholder of both BIDCO and West Pier Corporation.

In March 2004, Jove Corporation issued a note to BIDCO. The note is a demand note that BIDCO can borrow from. As of September 30, 2004, Jove had advanced $184,986 on the note.

NOTE 5 - OTHER INVESTMENT GAINS/LOSSES

During the year ended December 31, 2002, BIDCO agreed to exchange software, intellectual property rights and patents applied for related to an email based payment system for 28,444 shares of InterComputer, Inc. valued at $568,880. As a result of this transaction, an investment gain was recorded in the amount of $568,880 and included in the statement of operations during the year ended December 31, 2002.

During the nine months ended September 30, 2003, BIDCO and InterComputer, Inc. terminated the above agreement and all claims between each company were released. As a result of this transaction, an investment loss was recorded in the amount of $568,880 and included in the statement of operations during the nine months ended September 30, 2003.




                              MICHIGAN BIDCO, INC.
           UNAUDITED SCHEDULES OF INVESTMENTS IN LOANS AND SECURITIES
                           September 30, 2004 and 2003


                                                                         September 30, 2004              September 30, 2003
                                                                      ----------------------            ---------------------
                                                                      Cost         Fair Value          Cost        Fair Value
                                                                 -------------    ------------     -----------    ------------
INVESTMENTS IN COMMON STOCK
  28,444 Shares of InterComputer, Inc. (1)                      $      -          $      -         $     -        $        -

INVESTMENTS IN LIMITED LIABILITY COMPANIES
  Austin Trading Partners, LP (2)                                      -                 -            103,512           4,645
  Escanaba Paper Converting Company, LLC                               -                 -            700,000              -
                                                                -------------    ------------     -----------    ------------
TOTAL INVESTMENTS IN SECURITIES                                        -                 -            803,512           4,645
                                                                -------------    ------------     -----------    ------------

LOANS
  Active Homes - 12% (4)                                             712,180          130,848         607,552         455,664
  ART Services - 13% (3)                                                -                -              5,815           4,422
  Escanaba Paper Converting Company, LLC - 14% (5)                      -                -            791,076         160,380
  Pere Marquette River Lodge (3)                                        -                -              6,723           1,411
                                                                -------------    ------------     -----------    ------------

TOTAL INVESTMENTS IN LOANS                                           712,180         130,848        1,411,166         621,877
                                                                -------------    ------------     -----------    ------------

TOTAL INVESTMENTS IN LOANS AND SECURITIES                       $    712,180      $   130,848      $2,214,678     $   626,522
                                                                ============      ===========      ==========     ===========
 ---------------------

(1) During the nine months ended September 30, 2003, an investment loss of $568,880 was recorded related to this investment. (See Note 5)

(2) During the nine months ended September 30, 2003, this investment was deemed worthless and the remaining balance was written off.

(3) During the nine months ended September 30, 2003, these loans were repaid in full.

(4) During the nine months ended September 30, 2003, this loan was adjusted to net realizable value, which approximates fair market value.

(5) During 2003, BIDCO acquired real estate as a result of the foreclosure of the Escanaba Paper Converting Company, LLC, loan. The real estate currently is valued at $90,460.

                                                   EXHIBIT 99.3

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Shareholders
West Pier Corporation
Ann Arbor, Michigan


We have audited the accompanying balance sheets of West Pier Corporation as of December 31, 2003 and 2002, and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of West Pier Corporation as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Virchow, Krause & Company, LLP

Bingham Farms, Michigan
March 17, 2005


                              WEST PIER CORPORATION

                                 BALANCE SHEETS
                           December 31, 2003 and 2002


                                     ASSETS


                                                                                    December 31,     December 31,
                                                                                       2003             2002
                                                                                 -------------     -----------
Cash                                                                             $      7,827      $    19,418
Note receivable (Note 9)                                                               71,884          388,478
Real estate investment (Note 2)                                                       600,459          526,959
Investments (Note 6)                                                                  296,360            -
                                                                                 -------------     -----------
  TOTAL ASSETS                                                                   $    976,530      $   934,855
                                                                                 ============      ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY


LIABILITIES

Federal income taxes payable (Note 5)                                            $       -          $      -
Mortgage payable (Note 3)                                                             388,000          388,000
Notes payable (Note 4)                                                                147,585          469,182
                                                                                 -------------     -----------
         Total liabilities                                                            535,585          857,182
                                                                                 -------------     -----------
STOCKHOLDERS' EQUITY

Common stock, $1 par value;
    Authorized, 60,000 shares
    Issued and outstanding, 2,000 shares in 2003 and 1,000 shares in 2002               2,000            1,000
Comprehensive income - unrealized gain on investment                                  127,200               -
Preferred stock, $.01 par value, 100 shares issued and outstanding                          1                1
Additional paid-in capital                                                            516,421          147,074
Retained earnings (accumulated deficit)                                             (204,677)         (70,402)
                                                                                 -------------     -----------
   Total stockholders' equity                                                         440,945           77,673
                                                                                 -------------     -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                       $    976,530       $  934,855
                                                                                 ============      ===========
 See accompanyng notes to consolidated financial statements

                                        2


                              WEST PIER CORPORATION

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 For the years ended December 31, 2003 and 2002



                                                                                  December 31,       December 31,
                                                                                     2003               2002
                                                                                  -------------     ----------
REVENUES

Loss on sale of real estate investment (Note 2)                                  $      -           $ (32,142)
                                                                                  -------------     -----------
     Total revenues                                                                     -             (32,142)

EXPENSES

Loan loss                                                                              66,456             -
Interest on borrowed funds                                                             27,098           37,803
General and administrative                                                             40,721              457
                                                                                 -------------     ------------
     Total expenses                                                                   134,275           38,260
                                                                                 -------------     -----------
INCOME (LOSS) BEFORE FEDERAL INCOME TAXES                                           (134,275)         (70,402)

FEDERAL INCOME TAXES  (NOTE 5)                                                          -                -

NET INCOME (LOSS)                                                                $  (134,275)       $ (70,402)
                                                                                 ============      ===========

Net income (loss) per common share - basic and diluted                           $    (89.52)       $  (70.40)
                                                                                 ============      ============

Weighted average common shares outstanding                                            1,500             1,000
                                                                                 ============      ===========
 See accompanyng notes to consolidated financial statements

                                        3



                              WEST PIER CORPORATION
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                                  Accumulated
                                                                     Other
                                       Common       Preferred    Comprehensive      Additional      Accumulated
                                         Stock         Stock          Income      Paid-in-Capital     Deficit         Total
                                     ------------  -------------  -------------  ----------------  --------------  ------------

Balance at January 1, 2002          $     1,000    $          1  $        -       $     99,999    $         -      $   101,000

Equity contributions                         -             -              -             47,075              -           47,075

Net income for year ended
December 31, 2002                            -             -              -               -             (70,402)       (70,402)
                                    -------------- ------------  -------------    ------------     -------------- ---------------

Balance at December 31, 2002        $     1,000    $          1  $        -       $    147,074     $    (70,402)   $     77,673

Equity contributions                         -             -              -            369,347               -         369,347

Issuance of common stock                  1,000            -              -                -                 -           1,000

Unrealized loss on marketable
  securities                                 -             -          127,200              -                 -         127,200

Net loss for year ended December
31, 2003                                     -             -             -                 -           (134,275)      (134,275)
                                    -------------- ------------  -------------    ------------     -------------- -------------

Balance at December 31, 2003        $     2,000    $          1  $    127,200     $    516,421     $   (204,677)  $    440,945
                                    ===========    ============  ============     ============     =============  ============

 See accompanyng notes to consolidated financial statements


                              WEST PIER CORPORATION

                            STATEMENTS OF CASH FLOWS
                           December 31, 2003 and 2002


                                                                                     December 31,    December 31,
                                                                                         2003           2002
                                                                                   -------------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                 $   (134,275)   $   (70,402)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
    operating activities:
    Loan loss reserve                                                                  66,456            -
    Loss on sale of real estate investment                                               -             32,142
Changes in operating assets and liabilities:
    Increase in accrued expenses and other liabilities                                   -             57,195
                                                                                 -------------     ----------
           Net cash provided by (used in) operating activities                        (67,819)        18,935
                                                                                 -------------     ----------

CASH FLOWS FROM INVESTING ACTIVITIES:

Loan to related party                                                                 (35,000)          -
Payments for investments                                                             (153,500)       (46,592)
Proceeds from sale of real estate investments
                                                                                       388,478          -
                                                                                 -------------     ----------
           Net cash provided by (used in) investing activities                         199,978       (46,592)

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from equity contributions                                                      35,050         47,075
Repayment of long-term debt                                                          (178,800)           -
                                                                                 -------------     ----------
           Net cash provided by (used in) financing activities                       (143,750)         47,075
                                                                                 -------------     ----------

Net increase (decrease) in cash                                                       (11,591)         19,418
Cash at beginning of year                                                              19,418            -
                                                                                 -------------     ----------
Cash at end of year                                                               $     7,827    $     19,418
                                                                                 ============      ===========

                            SUPPLEMENTAL INFORMATION

Interest paid                                                                       $  27,098    $     37,803
                                                                                 ============      ============

             SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES

Note receivable issued in connection with sale of
    real estate investment                                                          $    -       $     388,478
                                                                                 ============      ============
Issuance of common stock in exchange for investments and a reduction of notes payable in the amounts of $192,500 and $142,796, respectively.


See accompanyng notes to consolidated financial statements

                              WEST PIER CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 and 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

This Summary of Significant Accounting Policies of West Pier Corporation ("West Pier") is presented to assist in understanding West Pier's financial statements. The financial statements and notes are representations of West Pier's management, who are responsible for the integrity and objectivity of the financial statements. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

NATURE OF OPERATIONS

For the years ended December 31, 2003 and 2002, West Pier's operations consisted of developing certain proprietary software and liquidation of its investments in real estate development through joint venture developments or sale.

CASH

West Pier maintains its cash in high quality financial institutions. The balances, at times, may exceed federally insured limits.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts for all financial instruments approximates fair value. The carrying amounts for cash, accounts receivable, accrued interest receivable, accounts payable and accrued expenses and other liabilities approximate fair value because of the short maturity of these instruments.

INVESTMENTS

Marketable securities consist of marketable equity securities. These securities are being accounted for in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Accordingly, the unrealized gains (losses) associated with these securities are reported in the equity section as a component of accumulated other comprehensive income.

REAL ESTATE INVESTMENTS

Real estate investments consisted of property acquired for development and sale at December 31, 2002 and 2003. Real estate investments were carried at the lower of cost or estimated net realizable value at December 31, 2002 and 2003. Costs necessary to prepare the property for its intended use were capitalized during the development period and charged to cost of sales as the properties are sold.

INCOME TAXES

Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," (SFAS 109) requires that deferred income taxes reflect the tax consequences on future years of differences between the tax basis of assets and liabilities and their basis for financial reporting purposes. In addition, SFAS 109 requires the recognition of future tax benefits, such as net operating loss carryforwards, to the extent that realization of such benefits are more likely than not.

EARNINGS PER SHARE

Earnings per share are based upon the weighted average shares outstanding. There were 1,500 shares of common stock outstanding for the year ended December 31, 2003 and 1,000 shares of common stock outstanding for the year ended December 31, 2002.

USE OF ESTIMATES

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

NEW ACCOUNTING PRONOUNCEMENTS

In April 2002, Financial Accounting Standards Board (FASB) issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections," effective for fiscal years beginning after May 15, 2002. The adoption of SFAS No. 145 did not have a material effect on West Pier's consolidated financial statements.

In June 2002, FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires the recognition of a liability for a cost associated with an exit or disposal activity when the liability is incurred versus the date West Pier commits to an exit plan. In addition, SFAS No. 146 states the liability should be initially measured at fair value. The requirements of SFAS No. 146 are effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 did not have a material effect on West Pier's consolidated financial statements.

In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 clarifies the requirements for a guarantor's accounting for and disclosure of certain guarantees issued and outstanding. The initial recognition and initial measurement provisions of FIN 45 are applicable to guarantees issued or modified after December 31, 2002. The disclosure requirements of FIN 45 are effective for financial statements for periods ending after December 15, 2002. The adoption of FIN 45 did not have a material effect on West Pier's consolidated financial statements.

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 is an amendment to SFAS No. 123 providing alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation and also provides required additional disclosures about the method of accounting for stock-based employee compensation. The amendments are effective for financial statements for fiscal years ending after December 15, 2002 and for the interim periods beginning after December 15, 2002. The adoption of SFAS No. 148 did not have a material effect on West Pier's consolidated financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46). FIN 46 states that companies that have exposure to the economic risks and potential rewards from another entity's assets and activities and have a controlling financial interest in a variable interest entity should consolidate the entity, despite the absence of clear control through a voting equity interest. The consolidation requirements apply to all variable interest entities created after January 31, 2003. For variable interest entities that existed prior to February 1, 2003, the consolidation requirements are effective for annual or interim periods beginning after December 15, 2004. Disclosure of significant variable interest entities is required in all financial statements issued after January 31, 2003, regardless of when the variable interest was created. West Pier does not expect the adoption of FIN 46 to have a material effect on West Pier's consolidated financial statements as they do not have any variable interest entities.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," effective for contracts entered into or modified after June 30, 2003. This amendment clarifies when a contract meets the characteristics of a derivative, clarifies when a derivative contains a financing component and amends certain other existing pronouncements. The adoption of SFAS No. 149 did not have a material effect on West Pier's consolidated financial statements.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. SFAS No. 150 requires the classification as a liability of any financial instruments with a mandatory redemption feature, an obligation to repurchase equity shares, or a conditional obligation based on the issuance of a variable number of its equity shares. West Pier does not have any financial instruments as defined by SFAS No. 150. The adoption of SFAS No. 150 did not have a material effect on West Pier's consolidated financial statements.

REDEEMABLE PREFERRED STOCK

West Pier issued 100 shares of preferred stock in 2001 in exchange for (a) $100,000 and (b) the preferred shareholders' commitment to fund the monthly costs of the development land in Washtenaw County, Michigan. Upon the sale of the development land, West Pier will reimburse the original $100,000 investment to the preferred stockholders and will pay a dividend on the preferred stock at the rate of 25% of any net cash flow received by West Pier upon the sale of the development land. At December 31, 2004, West Pier estimates the dividend will be approximately $365,000. The preferred shareholders have a preference as to assets over the common stock in the event of voluntary or involuntary liquidation of West Pier.

NOTE 2 - REAL ESTATE INVESTMENTS

At December 31, 2003, real estate investments consisted principally of 15.07 acres of development land in Washtenaw County, Michigan. Real estate investments were carried at the lower of cost or estimated realizable value at December 31, 2003 and 2002. Costs necessary to prepare the property for its intended use were capitalized during December 31, 2003 and 2002.

NOTE 3 - MORTGAGE  PAYABLE

Mortgage payable consisted of the following:

                                                                                       For year ended December 31,
                                                                                       ---------------------------
                                                                                          2003            2002
                                                                                       ------------   ------------
        Mortgage note payable, secured by a first mortgage on a real estate
        investment, interest only at 8% per annum                                     $   388,000     $   388,000

The mortgage note payable was due on October 25, 2004. In July 2004, an extension was executed which changed the maturity date to October 25, 2005. No principal payments were required in 2003 and 2002. As such, the debt was classified as long term debt.

NOTE 4 - NOTE PAYABLE

Note payable consisted of the following:

                                                                                     For year ended December 31,
                                                                                         2003            2002
                                                                                     ------------   ------------
        Demand note payable to Arete Management, 8% per annum, no monthly
            payments required                                                      $    147,585     $    272,913
        Demand note payable to Mildred Ranzini Trust, 8% per annum, no monthly
            payments required                                                             -              196,269
                                                                                      -----------     ----------
                                                                                   $    147,585     $    469,182
                                                                                     ============     ===========
NOTE 5 - INCOME TAXES

                                                                                         2003            2002
                                                                                     ------------   ------------
Current expense                                                                    $      -         $       -
Deferred expense                                                                       (46,000)         (24,000)
Change in valuation allowance                                                           46,000           24,000
                                                                                      -----------     -----------
                                                                                   $     -0-        $      -0-
                                                                                     ============     ===========


The net deferred tax asset (liability) at December 31, 2003 and 2002 is comprised of the following:

                                                                                         2003             2002
                                                                                     ------------   ------------
Deferred tax asset - net operating loss carryforward                               $    70,000       $   24,000
Valuation allowance of deferred tax asset                                              (70,000)         (24,000)
                                                                                      -----------     -----------
Net deferred tax assets                                                            $     -0-        $      -0-
                                                                                     ============     ===========


At December 31, 2003, West Pier has net operating loss carryforwards of approximately $205,000 available to offset future taxable income expiring between 2004 and 2023. Utilization of net operating losses is subject to limitation should there be a change of control as defined in the Internal
Revenue Code.

The change in the valuation allowance was $70,000 and $0 for the years ended
December 31, 2003 and 2002, respectively.

The difference between the financial statement tax expense and amounts computed by applying the statutory federal rate of 34% to pretax income is reconciled as follows:

                                                                                          2003            2002
                                                                                     ------------   ------------
Statutory rate applied to income before taxes                                      $   (45,654)     $   (23,937)
Effect of valuation allowance and other                                                 45,654           23,937
                                                                                      -----------     -----------
                                                                                   $     -0-        $     -0-
                                                                                     ============     ===========
                                        9

NOTE 6 - INVESTMENTS

Investments consisted of the following:

                                       December 31,       December 31,
                                           2003              2002
                                         -----------     -----------
City Fed preferred stock              $    89,160      $       -
University Bank stock                     207,200              -
                                         -----------     -----------
                                      $   296,360      $      -0-
                                        ============     ===========

NOTE 7 - CONTINGENT LIABILITIES/LAWSUIT SETTLEMENTS

There are no legal proceedings in which West Pier is currently involved at December 31, 2003.

NOTE 8 - RELATED PARTY TRANSACTIONS

West Pier had funds deposited at University Bank, Ann Arbor, Michigan, totaling $7,827 at December 31, 2003, and $19,418 at December 31, 2002. Stephen Lange Ranzini, West Pier's President, is the Chairman and controlling shareholder of University Bank.

West Pier had loans from Arete Management totaling $142,585 at December 31, 2003, and $272,913 at December 31, 2002. Stephan Lange Ranzini, West Pier's President, and a related family member are controlling partners in Arete Management.

West Pier had a loan from Mildred Ranzini Trust totaling $0 at December 31, 2003, and $196,670 at December 31, 2002. Mildred Ranzini is a related family member to Stephan Lange Ranzini, West Pier's President.

In 2003, West Pier issued 1,000 shares of common stock to Stephan Lange Ranzini, West Pier's President, in exchange for investments in University Bank stock and City Fed preferred stock valued at $192,500 and a reduction of $142,797 in note payable to Arete Management. This resulted in an increase in paid-in capital of $334,397.

NOTE  9 - NOTE RECEIVABLE AND SALE OF REAL ESTATE INVESTMENT

During the year ended December 31, 2002, West Pier exchanged real estate valued at approximately $420,000 for a note receivable in the amount of $820,000.

During the year ended December 31, 2003, the note receivable related to the above exchange of real estate was reduced by approximately $430,000 and proceeds of approximately $390,000 were received. The effect of these two transactions were recorded in the year ended December 31, 2002.

NOTE 10 - SUBSEQUENT EVENTS

In December 2004, West Pier entered into a contingent purchase agreement for the sale of the 15.07 acres of development land in Washtenaw County, Michigan. The sales price was for $1,463,000. The sale is contingent on the buyer satisfying due diligence in his sole discretion. West Pier has no assurance the sale will ultimately close. West Pier anticipates net receipts of approximately $740,000 after payment of costs and liabilities if the sale is consummated.



                                                                                                            EXHIBIT 99.4

                              WEST PIER CORPORATION

                            UNAUDITED BALANCE SHEETS
                           September 30, 2004 and 2003

                                     ASSETS


                                                                                        September 30,        September 30,
                                                                                            2004                 2003
                                                                                     ------------------   -----------------
Cash                                                                                 $           400      $       8,267
Note receivable                                                                               96,474             35,000
Real estate investment (Note 2)                                                              611,898             92,659
Investments (Note 5)                                                                         183,560             80,000
                                                                                     ---------------      --------------
TOTAL ASSETS                                                                         $       892,332      $     715,926
                                                                                     ===============      ==============


                      LIABILITIES AND STOCKHOLDERS' EQUITY


LIABILITIES

Mortgage payable (Note 3)                                                             $      388,000      $     388,000
Accrued expenses                                                                               3,466               -
Notes payable (Note 4)                                                                       156,449            272,913
                                                                                      --------------      -------------
         Total liabilities                                                                   547,915            660,913
                                                                                      --------------      -------------

STOCKHOLDERS' EQUITY

Common stock, $1 par value
    Authorized, 60,000 shares;
    Issued and outstanding: 2,000 shares at September 30, 2004 and
    1,000 shares at September 30, 2003                                                         2,000               1,000
Unrealized gain on marketable securities                                                      14,400                -
Preferred stock, $.01 par value, 100 shares issued and outstanding                                 1                   1
Additional paid-in capital                                                                   543,235             174,740
Accumulated deficit                                                                         (215,219)           (120,728)
                                                                                      ---------------     ---------------
   Total stockholders' equity                                                                344,417              55,013
                                                                                      --------------      ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                            $      892,332      $      715,926
                                                                                      ==============      ===============

                                        1

                              WEST PIER CORPORATION

                       UNAUDITED STATEMENTS OF OPERATIONS
                            For the nine months ended
                           September 30, 2004 and 2003

                                                 September 30,     September 30,
                                                     2004             2003
                                                  -------------- --------------
REVENUES

Gain on sale of real estate investment            $    24,590      $      -
                                                  -----------      -----------
Total revenues                                         24,590             -

EXPENSES

Interest on borrowed funds                             34,729           9,628
General and administrative                                403           40,698
                                                  -----------      -----------
     Total expenses                                    35,132           50,326
                                                  -----------      -----------

INCOME (LOSS) BEFORE FEDERAL INCOME TAXES             (10,542)        (50,326)

FEDERAL INCOME TAX EXPENSE (Note 5)                      -                -
                                                  -----------      -----------

NET (LOSS)                                         $  (10,542)     $  (50,326)
                                                  -----------      -----------

    Net (loss) per common share - basic and
       diluted                                     $    (7.03)     $   (50.33)
                                                  ============     ==========

    Weighted average common shares outstanding         1,500            1,000
                                                  ============     ==========

                              WEST PIER CORPORATION
      UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
               FOR THE NINE MONTHS ENDED SEPTEMBER, 2004 AND 2003




                                                                     Accumulated
                                                                        Other
                                          Common       Preferred    Comprehensive     Additional     Accumulated
                                            Stock         Stock     Income (Loss)   Paid-in-Capital     Deficit        Total
                                       -------------- ------------ --------------    -------------   -------------   --------------

Balance at January 1, 2003             $     1,000    $          1 $      -         $  147,074   $   (70,402)      $  77,673

Equity contributions                            -             -           -             27,666           -            27,666

Net loss for nine months ended
September 30, 2003                              -             -           -               -          (50,326)        (50,326)
                                       -------------- ------------ --------------    -------------   -------------   ---------------

Balance at September 30, 2003          $     1,000    $          1 $      -         $  174,740    $ (120,728)      $    55,013

Unrealized gain on marketable
securities - October 1 through
December 31, 2003                               -             -         127,200           -              -            127,200

Issuance of common stock                    1,000             -           -               -              -              1,000

Equity contributions - October  1
through December 31, 2003                       -             -           -            341,681           -            341,681

Net loss for the period October 1,
 through December 31, 2003                      -             -           -               -          (83,949)        (83,949)

                                       -------------- ------------ --------------    -------------   -------------   --------------

Balance at December 31, 2003           $     2,000    $          1      127,200     $  516,421      (204,677)         440,945

Equity contributions                            -             -           -            26,814            -             26,814

Unrealized loss on marketable
securities                                      -             -       (112,800)           -              -          (112,800)

Net loss for the nine months ended
September 30, 2004                              -             -           -               -          (10,542)        (10,542)

                                       -------------- ------------ --------------    -------------   -------------   --------------

Balance at September 30, 2004          $     2,000    $          1 $    14,400      $  543,235    $  (215,219)     $   344,417
                                       ============== ============ ==============    ============    =============   ============

                                       3


                              WEST PIER CORPORATION

                       UNAUDITED STATEMENTS OF CASH FLOWS
                            For the nine months ended
                           September 30, 2004 and 2003

                                                                                      September 30,     September 30,
                                                                                           2004             2003
                                                                                     --------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income loss                                                                      $ (10,542)        $ (50,326)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
    operating activities:
    Decrease in loan loss reserve                                                      (24,590)              -
Changes in operating assets and liabilities:
    Increase in accrued expenses and other liabilities                                   3,466               -
                                                                                      -----------     -----------
      Net cash used in operating activities                                            (31,666)          (50,326)
                                                                                      -----------     -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Payments for investments                                                               (11,439)          (80,000)
Loan to related party                                                                     -              (35,000)
Payments for real estate investments                                                      -              (65,700)
Proceeds from sale of real estate investments                                             -               388,478
                                                                                      -----------     -----------
      Net cash provided by (used in) investing activities                              (11,439)           207,778
                                                                                      -----------     -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from equity contributions                                                     26,814             27,666
Proceeds from long-term debt                                                            8,864               -
Repayment of long-term debt                                                              -              (196,269)
                                                                                      -----------     -----------
      Net cash provided by (used in) financing activities                              35,678           (168,603)
                                                                                      -----------     -----------

Net increase (decrease) in cash                                                        (7,427)           (11,151)
Cash at beginning of period                                                             7,827              19,418
                                                                                      -----------     -----------

Cash at end of period                                                                $    400          $    8,267
                                                                                     ============      ============

                            SUPPLEMENTAL INFORMATION

Interest paid                                                                        $  34,729         $    9,628
                                                                                     ============      ============


             SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES

Issuance of common stock in exchange for investments and a reduction of notes payable in the amounts of $192,500 and $142,796, respectively.

                              WEST PIER CORPORATION
                     UNAUDITED NOTES TO FINANCIAL STATEMENTS
                               September 30, 2004

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

This Summary of Significant Accounting Policies of West Pier Corporation ("West Pier") is presented to assist in understanding West Pier's financial statements. The financial statements and notes are representations of West Pier's management, who are responsible for the integrity and objectivity of the financial statements. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

NATURE OF OPERATIONS

For the nine months ended September 30, 2004, West Pier's operations consisted of developing certain proprietary software and liquidation of its investments in real estate development through joint venture developments or sale.

CASH

West Pier maintains its cash in high quality financial institutions. The balances, at times, may exceed federally insured limits.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts for all financial instruments approximates fair value. The carrying amounts for cash, accounts receivable, accrued interest receivable, accounts payable and accrued expenses and other liabilities approximate fair value because of the short maturity of these instruments.

INVESTMENTS

Marketable securities consist of marketable equity securities. These securities are being accounted for in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Accordingly, the unrealized gains (losses) associated with these securities are reported in the equity section as a component of accumulated other comprehensive income.

REAL ESTATE INVESTMENTS

Real estate investments consisted of property acquired for development and sale at September 30, 2004 and 2003. Real estate investments were carried at the lower of cost or estimated net realizable value at September 30, 2004. Costs necessary to prepare the property for its intended use were capitalized during the development period and charged to cost of sales as the properties are sold.

INCOME TAXES

Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," (SFAS 109) requires that deferred income taxes reflect the tax consequences on future years of differences between the tax basis of assets and liabilities and their basis for financial reporting purposes. In addition, SFAS 109 requires the recognition of future tax benefits, such as net operating loss carryforwards, to the extent that realization of such benefits are more likely than not.

EARNINGS PER SHARE

Earnings per share are based upon the weighted average shares outstanding. There were 1,500 shares of common stock outstanding for the nine months ended September 30, 2004 and 1,000 shares of common stock outstanding for the nine months ended September 30, 2003.

USE OF ESTIMATES

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

REDEEMABLE PREFERRED STOCK

West Pier issued 100 shares of preferred stock in 2001 in exchange for (a) $100,000 and (b) the preferred shareholders' commitment to fund the monthly costs of the development land in Washtenaw County, Michigan. Upon the sale of the development land, West Pier will reimburse the original $100,000 investment to the preferred stockholders and will pay a dividend on the preferred stock at the rate of 25% of any net cash flow received by West Pier upon the sale of the development land. At September 30, 2004, West Pier estimates the dividend will be approximately $365,000. The preferred shareholders have a preference as to assets over the common stock in the event of voluntary or involuntary liquidation of West Pier.

NOTE 2 - REAL ESTATE INVESTMENTS

At September 30, 2004 real estate investments consisted principally of 15.07 acres of development land in Washtenaw County, Michigan. Real estate investments were carried at the lower of cost or estimated realizable value at September 30, 2004 and 2003. Costs necessary to prepare the property for its intended use were capitalized during the nine months ended September 30, 2004 and 2003.

NOTE 3 - MORTGAGE  PAYABLE

Mortgage payable consisted of the following:

                                                                          For the nine months ended September 30,
                                                                          ---------------------------------------
                                                                               2004                    2003
                                                                          -------------           -------------
        Mortgage note payable, secured by a first mortgage on a
        real estate investment, interest only at 8% per annum             $     388,000           $     388,000
                                                                          =============           =============


The mortgage note payable was originally scheduled to mature on October 25, 2004. In July 2004, an extension was executed which changed the maturity date to October 25, 2005. As such, the debt was classified as long term debt.

NOTE 4 - NOTE PAYABLE

Note payable consisted of the following:

                                                                          For the nine months ended September 30,
                                                                          ---------------------------------------
                                                                               2004                    2003
                                                                          -------------           -------------
        Note payable to Arete Management, unsecured, due on demand
            with interest at 8% per annum, no monthly payments required     $   156,449         $      272,913
                                                                            ==============       ==============

                                       6

NOTE 5 - INVESTMENTS

Investments consisted of the following:

                                                  September 30,
                                           -----------------------------
                                              2004               2003
                                            ---------         ---------
City Fed preferred stock                  $   89,160       $        0
University Bank stock                         94,400           80,000
                                            ---------         ---------
                                          $  183,560       $   80,000
                                            ========          =========

West Pier accounts for investments of marketable security in accordance with SFAS No. 115, Accounting for Certain Investments in Debt and Securities. At September 30, 2004 and 2003, all of West Pier's investments were classified as available for sale and, as a result, were reported at fair value. Unrealized gains and losses are reported as a component of accumulated other comprehensive income (loss) in stockholder equity.

NOTE 6 - CONTINGENT LIABILITIES/LAWSUIT SETTLEMENTS

There are no legal proceedings in which West Pier is currently involved at September 30, 2004.

NOTE 7 - RELATED PARTY TRANSACTIONS

West Pier had funds deposited at University Bank, Ann Arbor, Michigan, totaling $400 and $8,267, respectively at September 30, 2004 and 2003. Stephen Lange Ranzini, West Pier's President, is the Chairman and controlling shareholder of University Bank.

West Pier had loans from Arete Management totaling $156,449 and $272,913, respectively at September 30, 2004 and 2003. Stephan Lange Ranzini, West Pier's President, and a related family member are controlling partners in Arete Management.

NOTE  8 - NOTE RECEIVABLE AND SALE OF REAL ESTATE INVESTMENT

During the year ended December 31, 2002, West Pier exchanged real estate valued at approximately $420,000 for a note receivable in the amount of $820,000.

During the year ended December 31, 2003, the note receivable related to the above exchange of real estate was reduced by approximately $430,000 and proceeds of approximately $390,000 were received. The effect of these two transactions were recorded during the year ended December 31, 2002.

NOTE 9 - SUBSEQUENT EVENTS

In December 2004, West Pier entered into a contingent purchase agreement for the sale of the 15.07 acres of development land in Washtenaw County, Michigan. The sales price was for $1,463,000. The sale is contingent on the buyer satisfying due diligence in his sole discretion. West Pier has no assurance the sale will ultimately close. West Pier anticipates net receipts of approximately $740,000 after payment of costs and liabilities if the sale is consummated.

                                                                 EXHIBIT 99.5

                                 JOVE CORPORTION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Acquisition of West Pier Corporation and Michigan Business Development Company

On December 30, 2004, Jove Corporation ("Jove") closed the acquisition of 100% of the common stock of West Pier Corporation and approximately 88.5% of the common stock of Michigan Business Development Company, formerly known as Michigan BIDCO, Inc. ("MBDC"). Stephen Lange Ranzini, Chairman of the Board of Jove, certain members of Mr. Ranzini's family, and University Bank were the controlling shareholders of West Pier and MBDC prior to our acquisition of those companies. Stephen Lange Ranzini is Chairman and the controlling shareholder of University Bank.

Effective March 24, 2004, Jove and certain of the shareholders of West Pier and MBDC (then named Michigan BIDCO, Inc.) executed and delivered documents into escrow in connection with this transaction. Jove issued 1,952,210 shares of common stock and contingent and unsecured promissory notes totaling $923,846 as the consideration for the common stock of West Pier and MBDC. The contingent and unsecured notes have a ten-year term and bear interest at 7.5% per annum. The terms of these notes defer payments and accrual of interest until Jove receives revenue on developmental software acquired in these transactions, at which time Jove must use 50% of any revenue derived from the developmental software to pay outstanding principal and accrued interest until the notes are paid in full. In addition, on March 24, 2004, Jove issued a $600,000 promissory note to University Bank, Inc. as the consideration for all of the outstanding preferred stock of MBCD. The $600,000 promissory note bore interest at 7.5% per annum and matured on December 31, 2004. On December 29, 2004, Jove borrowed funds from Mr. Ranzini and certain members of his immediate family and used the proceeds of that loan to repay the outstanding balance on the note held by University Bank.

Jove has accounted for these acquisitions in accordance with the provisions of SFAS 141 - "Business Combinations". SFAS 141 requires the use of the purchase method to account for business combinations except in cases where the entities involve related parties, as is the case with Jove's acquisition of West Pier Corporation and MBDC. Business combinations between entities deemed related parties are required to use the Pooling Method to account for acquisitions, which requires using historical book values in measuring the assets of acquired entities instead of current fair market values as required by the purchase method. SFAS 141 also requires deferring recognition of the cost of assets whose values and purchase terms are contingent on the occurrence of certain future events, such as earnings, and recognizing the costs of such assets after the acquisition date as the uncertainties surrounding such values and obligations become known. Accordingly, Jove has deferred recognizing any costs for the developmental software, and the contingent notes associated with them, until Jove begins to earn revenues from the license or sale of the software as provided under the terms of the purchase agreement and the contingent notes payable.


                                                 JOVE CORPORATION AND SUBSIDIARIES
                                       UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                                      DECEMBER 31, 2003

                                                                                Record
                                                                               Purchase
                                                                              Accounting
                                                                               West Pier
                                        Jove       West Pier      Michigan        and            Pro Forma
                                    Corporation   Corporation    BIDCO Inc.    Michigan         Elimination       Pro Forma
                                     Historical    Historical    Historical   BIDCO Inc.           Entries        Consolidated
                                    -----------  ------------  ------------  -------------  ---------------    ----------------
CURRENT ASSETS
Cash                                $   953,380   $    7,827    $    1,833     $      -        $        -      $   963,040
Other receivables                         3,000           -        222,389            -                 -          225,389
Notes receivable                        450,500       71,884            -             -           (35,000(g)       487,384
Loans receivable                             -            -        130,848            -                 -          130,848
Real estate investments                      -       600,459        90,960            -                 -          691,419
Investments                              65,000      296,360            -             -                 -          361,360
Accrued interest receivable               3,062           -             -             -                 -            3,062
Prepaid expenses                             -            -          3,974            -                 -            3,974
                                    -----------  --------------  ---------   -------------  ---------------   -------------
  TOTAL ASSETS                      $ 1,474,942  $   976,530    $  450,004    $       -      $    (35,0000)    $ 2,866,476
                                    ===========  =============  ==========   =============  ===============   ==============

LIABILITIES
Mortgage payable                    $        -    $   388,000    $     -     $         -      $          -    $      388,000
Note payable                                 -        147,585      35,000              -           (35,000(g)       147,585
Dividend payable                             -             -       90,000              -                 -           90,000
Accrued expenses                         53,868            -      201,413              -                 -          255,281
                                    -----------  --------------  ---------   -------------  ---------------   -------------
  Total liabilities                      53,868       535,585     326,413              -      $    (35,0000)        880,866
                                    -----------  --------------  ---------   -------------  ---------------   -------------

Minority interest                   $             $             $             $    77,435(d) $      (77,435(e)$         -
                                    -----------  --------------  ---------   -------------  ---------------   -------------

STOCKHOLDERS' EQUITY
  Common stock                        4,520,254         2,000     754,000       1,196,210    (a)         -        6,472,464
  Preferred stock                            -              1     600,000              -                 -          600,001
  Comprehensive income                       -        127,200          -               -                 -          127,200
  Additional paid in capital         24,170,092       516,421          -         (993,174)   (b)         -       23,693,339
  Accumulated deficit               (27,269,272)     (204,677) (1,230,409)       (280,471)   (c)     77,435  (e)(28,907,394)
                                    -----------  --------------  ---------   -------------  ---------------   -------------
     Total stockholders' equity       1,421,074       440,945     123,591         (77,435)           77,435       1,985,610
                                    -----------  --------------  ---------   -------------  ---------------   -------------
TOTAL LIABILITIES AND

STOCKHOLDERS' EQUITY                $ 1,474,942   $   976,530 $   450,004   $          -      $     (35,000)     $2,866,476
                                    ===========  =============  ==========   =============  ===============   ==============

..




                                             JOVE CORPORATION AND SUBSIDIARIES
                                     UNAUDITIED PRO FORMA CONSOLIDATED BALANCE SHEETS
                                                    SEPTEMBER 30, 2004

                                                                            Record
                                                                           Purchase
                                                                          Accounting
                                                                           West Pier
                                  Jove          West Pier    Michigan       and            Pro Forma
                                Corporation   Corporation    BIDCO Inc.    Michigan       Elimination      Pro Forma
                                   Historical    Historical    Historical BIDCO Inc.         Entries      Consolidated
                                -----------  --------------  ---------   -------------  ---------------   -------------
CURRENT ASSETS
Cash                            $    44,865   $       400   $    1,679   $         -      $         -       $     46,944
Other receivable                         -             -       121,460             -                -            121,460
Notes receivable                    636,436        96,474          -               -        (220,936)  (g)       511,974
Loans receivable                         -             -       130,848             -                -            130,848
Real estate investments                  -        611,898       90,960             -                -            702,858
Investments                       1,049,413       183,560          -               -        (600,000)  (c)       632,973
Accrued interest receivable           9,886            -           -               -               -               9,886
Prepaid expenses/other assets         7,320            -          887              -               -               8,207
                                -----------  -------------- -----------   -------------  ---------------   --------------
  TOTAL ASSETS                  $ 1,747,920   $   892,332   $  345,834    $        -      $ (820,936)       $  2,165,150
                                ===========  =============  ==========   =============   ===============   ==============


LIABILITIES
Mortgage payable                $        -    $   388,000   $             $        -      $        -        $    388,000
Note payable                        600,000       156,449      219,936             -        (220,936)            755,449
Accrued expenses                     32,966         3,466       47,618             -               -              84,050
                                -----------  -------------- -----------   -------------  ---------------   --------------
Total liabilities                   632,966       547,915      267,554             -       $ (220,936)          1,227,499
                                -----------  -------------- -----------   -------------  ---------------   --------------


Minority interest               $        -    $        -    $      -      $   77,435(d)$     (77,435)(e)    $         -
                                -----------  -------------- -----------   -------------  ---------------   --------------

STOCKHOLDERS' EQUITY

  Common stock                    4,520,254         2,000      754,000      1,196,210   (a)         -          6,472,464
  Preferred stock                        -              1      600,000             -         (600,000)  (c)            1
  Comprehensive income                   -         14,400          -               -               -              14,400
  Additional paid in capital     24,170,092       543,235          -         (993,174)  (b)        -          23,720,153
  Accumulated deficit           (27,575,392)     (215,219)  (1,275,720)      (280,471)         77,435        (29,269,367)
                                -----------  -------------- -----------   -------------  ---------------   --------------
     Total stockholders'          1,114,954        344,417      78,280    $   (77,435)    $  (522,565)           937,651
                                -----------  -------------- -----------   -------------  ---------------   --------------
     equity

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY            $ 1,747,920   $    892,332 $   345,834    $   (77,435)    $  (820,936)       $ 2,165,150
                                ===========  =============  ==========   =============   ===============   ==============


                                       3



                                               JOVE CORPORATION AND SUSIDIARIES
                                       UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                                             FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                      Pro Forma
                                                Jove       West Pier     Michigan      Purchase    Pro Forma       Pro Forma
                                            Corporation   Corporation   BIDCO Inc.    Accounting  Elimination     Consolidated
                                            Historical    Historical    Historical     Entries      Entries        Statement
                                         --------------   -----------  ------------   ------------ -----------   --------------
REVENUES

Gain on sale of real estate investment     $  1,073,633  $         -  $        -      $      -    $       -     $   1,073,633
Market value adjustment on investments and                                (548,640)          -            -          (548,640)
loans                                                -             -
Other investment loss                                -             -      (568,880)          -            -          (568,880)
Interest income                                  15,161            -        20,675           -            -            35,836
Other                                            15,000            -        41,196           -            _            56,196
                                          -------------   -----------  ------------   ------------ -----------   -------------
   Total revenues                             1,103,794            -    (1,055,649)          -            -            48,145

EXPENSES

Interest on borrowed funds                       31,732        27,098           -            -            -            58,830
Loss on investments                                  -         66,456           -            -            -            66,456
General and administrative                      313,736        40,721       39,111           -            -           393,568
                                          -------------   -----------  ------------   ------------ -----------   --------------
   Total expenses                               345,468       134,275       39,111           -            -           518,854
                                          -------------   -----------  ------------   ------------ -----------   --------------

Income (loss) before federal income taxes       758,326      (134,275)  (1,094,760)          -            -          (470,709)
Taxes:
     Current                                         -             -      (131,400)          -            -          (131,400)

     Deferred                                        -             -       141,400           -            -           141,400
                                          -------------   -----------  ------------   ------------ -----------   --------------
Net income before minority interest             758,326      (134,275)  (1,104,760)          -            -          (480,709)

Minority interest                                    -             -            -            -        77,435(f)        77,435
                                          -------------   -----------  ------------   ------------ -----------   --------------

Net income (loss)                          $    758,326  $  (134,275)  $(1,104,760)  $       -     $  77,435    $    (403,274)

Preferred dividends                                  -            -         45,000           -            -            45,000
                                          -------------   -----------  ------------  ------------- -----------   --------------

Net income applicable to common shares     $    758,326  $  (134,275)  $(1,149,760)  $       -     $  77,435    $    (448,274)
                                          ============== ============  ============  ============= ==========   ==============

Net income (loss) per share                $       (.17) $    (89.52)  $ (1,524.08)  $       -     $      -     $        (.07)
                                          ============== ============  ============  ============= ==========   ==============

Weighted average shares outstanding           4,520,254        1,500          754       1,952,210    ( 2,254)        6,472,464
                                          ============== ============  ============  ============= ==========   ==============



                        JOVE CORPORATION AND SUSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                                                           Pro Forma
                                            Jove        West Pier     Michigan      Purchase    Pro Forma        Pro Forma
                                        Corporation   Corporation    BIDCO Inc.    Accounting   Elimination    Consolidated
                                        Historical     Historical     Historical    Entries      Entries        Statement
                                          -------------   -----------  ------------  ------------- -----------  ------------
REVENUES

Net realized gains (losses) on sale of
investment                              $      -       $ 24,590   $       -     $      -     $    -          $  24,590
Interest income                              26,873          -            -            -          -             26,873
Other                                        13,500          -         36,030          -          -             49,530
                                        ------------- ----------- ------------  ------------ -----------     -----------
   Total revenues                            40,373      24,590        36,030          -          -            100,993

EXPENSES

Interest on borrowed funds                   26,250      34,729           -            -           -            60,979
Loss on investments                          15,587         -             -            -           -            15,587
General and administrative                  304,656         403        73,841          -           -           378,900
                                        ------------- ----------- ------------  ------------ -----------     -----------
   Total expenses                           346,493      35,132        73,841          -           -           455,466
                                        ------------- ----------- ------------  ------------ -----------     -----------
Income (loss) before federal income
taxes                                     (306,120)    (10,542)      (37,811)          -           -          (354,473)
Taxes:
     Current                                    -           -             -            -           -               -
     Deferred                                   -           -             -            -           -               -
                                        ------------- ----------- ------------  ------------ -----------     -----------
Net income before minority interest       (306,120)     (10,542)     (37,811)          -           -           (354,473)

Minority interest                              -            -           -              -           -                -

Net income                              $ (306,120)    $(10,542)  $  (37,811)   $      -     $     -       $  (354,473)
                                        ============= =========== ============  ============ ===========   ============

Net income per share                    $    (.07)     $ (7.03)   $  (50.15)    $      -     $     -       $      (.05)
                                        ============= =========== ============  ============ ===========   ============

Weighted average shares outstanding      4,520,254       1,500          754      1,952,210     (2,254)          6,472,464
                                        ============= =========== ============  ============ ===========   =============

                                JOVE CORPORATION

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                               SEPTEMBER 30, 2004


The following pro forma adjustments have been made to the historical financial statements of the combined companies:

    (a) To record issuance of 1,952,210 shares of common stock for 100% of West Pier common stock and 88.5% of BIDCO common stock and the elimination of equity of $756,000 for consolidation purposes.

    (b) To eliminate $147,074 of additional paid in capital from West Pier at January 1, 2003 and to record the difference between the par value of the stock issued of $1,952,210 less the net book value of 100% of West Pier and 88.5% of BIDCO of $1,106,110.

    (c) Elimination of West Pier and BIDCO equity for consolidation purposes.

    (d)           To record minority interest on acquisition of BIDCO.

    (e)           To eliminate negative minority interest.

    (f)           To record minority share of net loss.

    (g)           To eliminate inter company debt.